UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2025

DallasNews CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8869
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	DALN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on December 16, 2024, The Dallas Morning News, Inc. (“TDMN”), a Delaware corporation and a wholly-owned subsidiary of DallasNews Corporation, a Texas corporation, entered into a Purchase and Sale Agreement (as amended through February 5, 2025, the “Sale Agreement”) with 2201 Luna Road, LLC, a Texas limited liability company (as succeeded by Plano Estates, LLC, a Texas limited liability company, the “Purchaser”), with respect to the sale of the property located at 3900 Plano Parkway, Plano, Texas 75075, including the building that currently serves as TDMN’s print facility and the surrounding land (collectively, the “North Plant Property”). The Sale Agreement contemplated the closing of the transactions contemplated thereby (the “Sale Transaction”) on or before February 28, 2025.

The Purchaser and its financing source have represented to TDMN that although financing for the Sale Transaction has been approved, additional time is necessary to allow the Purchaser and its financing source to finalize closing documentation. Accordingly, on February 28, 2025, TDMN and the Purchaser entered into a Fourth Amendment to Purchase and Sale Agreement (the “Amendment”). The Amendment provides the Purchaser a one-time right (the “Extension Right”) to extend the closing date to March 14, 2025, so long as, no later than 2:00 p.m. Central Time on February 28, 2025, the Purchaser (x) delivers to an escrow agent (the “Escrow Agent”), with instructions to immediately release such amount to TDMN, $150,000 (the “Additional Consideration”), which amount would be fully earned by TDMN, would be nonrefundable to the Purchaser and would not be applicable to the purchase price for the North Plant Property, and (y) makes an additional $250,000 deposit (the “Additional Deposit”) with the Escrow Agent, which amount would be fully earned by TDMN and would be nonrefundable to the Purchaser except in certain limited circumstances. The Purchaser delivered the Additional Consideration and the Additional Deposit on February 28, 2025, in connection with its exercise of the Extension Right.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2025	DALLASNEWS CORPORATION

	By:	/s/ Catherine G. Collins
Catherine G. Collins
Chief Financial Officer